UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 21, 2006

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Suite 700, Denver, CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   Entry into a Material Definitive Agreement.

On September 21, 2006, MarkWest Western Oklahoma Gas Company, L.L.C., a wholly-owned subsidiary of MarkWest Energy Partners, L.P. (“the Partnership”), entered into an agreement with Newfield Exploration Mid-Continent, Inc. (“Newfield”) pursuant to which the Partnership has agreed to construct and operate gathering pipelines and related facilities in the Woodford Shale Play in the Arkoma Basin of southeastern Oklahoma. The initial term of this agreement is fifteen years through September 2021 with an option to renew.  On September 26, 2006, the Partnership issued a press release announcing this agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release Dated September 26, 2006

Exhibit No.	Description of Exhibit

99.1	Press release dated September 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: September 26, 2006	By:	/s/ NANCY K. MASTEN
Nancy K. Masten
Chief Accounting Officer